EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ecofin Tax-Advantaged Social Impact Fund, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Ecofin Tax-Advantaged Social Impact Fund, Inc. for the period ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Ecofin Tax-Advantaged Social Impact Fund, Inc. for the stated period.

/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer
Ecofin Tax-Advantaged Social Impact Fund, Inc.

Dated: December 8, 2022

/s/ Courtney Gengler
Courtney Gengler
Principal Financial Officer and Treasurer
Ecofin Tax-Advantaged Social Impact Fund, Inc.

Dated: December 8, 2022

This certification is being furnished pursuant to Item 12(b) of Form N-CSR and Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Ecofin Tax-Advantaged Social Impact Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.